UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 13, 2026, Aditxt, Inc. (the “Company”) reconvened its special meeting of stockholders (the “Reconvened Special Meeting”), which was initially held on January 30, 2026 in virtual format and adjourned until February 13, 2026 in order to allow for additional time for the Company’s stockholders to vote. An aggregate of 516,567 shares of the Company’s common stock or 33.39% of the voting authority, constituting a quorum, were represented virtually, in person, or by valid proxies at the Reconvened Special Meeting.

Set forth below is a brief description of the matters voted upon at the Reconvened Special Meeting and the voting results with respect to such matters.

1.	The vote to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series A-1 Convertible Preferred Stock originally issued by the Company in December 2023 (the “Series A-1 Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

146,657	38,053	7,108	324,749

2.	The vote to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series C-1 Convertible Preferred Stock and common stock purchase warrants originally issued by the Company in May 2024 and August 2024 (the “Series C-1 Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

147,091	37,517	7,210	324,749

3.	The vote to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying common stock purchase warrants originally issued by the Company in July 2024 (the “July Warrant Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

153,345	31,287	7,186	324,749

4.	The vote to approve the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) (the “ESPP Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

158,645	25,674	7,499	324,749

5.	The vote to approve an amendment to our 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable thereunder to 350,000 shares from 3 shares (the “Equity Incentive Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

147,125	37,551	7,142	324,749

6.	At the Meeting, the vote to consider and cast a non-binding, advisory vote on the Company’s proposed amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change the Company’s name from “Aditxt, Inc.” to “bitXbio, Inc.” (the “Name Change Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

455,456	40,462	20,649	0

7.	At the Meeting, the vote to grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred fifty (1:250) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Split Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

424,426	75,505	16,636	0

8.	At the Meeting, the vote to authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

439,714	59,789	17,064	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2026

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer